--------------------------------------------------------------------------------

                                  INTERMEDIATE
                                 MUNI FUND, INC.

                               [GRAPHIC OMITTED]

                                                       Annual Report
                                                       December 31, 2002

--------------------------------------------------------------------------------

================================================================================
                            LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

[PHOTO OMITTED]

R. JAY
GERKEN

Chairman, President
and Chief Executive
Officer

Intermediate
Muni Fund, Inc.

Dear Shareholder,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Intermediate Muni Fund, Inc. ("Fund"), replacing Heath
B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's manager by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

I am pleased to provide the annual report for the Fund for the year ended December 31, 2002. In this report, the Fund's manager summarizes what he believes to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,


/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and
Chief Executive Officer


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   1

================================================================================
                            LETTER FROM THE MANAGER
================================================================================

[PHOTO OMITTED]

PETER M. COFFEY

Vice President

Performance Review(1)

During the year ended December 31, 2002, the Fund distributed income dividends to shareholders totaling $0.58 per share. The table below shows the annualized distribution yield and 12-month total return based on the Fund's December 31, 2002 net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price.(2)

   Price                  Annualized                    Twelve-Month
  Per Share           Distribution Yield(3)           Total Returns(3)
------------          ---------------------           ----------------
$10.27 (NAV)                 5.96%                          6.73%
$9.56 (AMEX)                 6.40%                          4.03%

The Fund's Lipper Inc. ("Lipper")(4) peer group of general municipal debt closed-end funds (leveraged) returned 11.38% based on NAV for the year ended December 31, 2002.

Investment Strategy

The Fund seeks as high a level of current income exempt from federal income tax as is consistent with prudent investing.(5) Under normal market conditions, the Fund invests at least 80% of its total assets in municipal obligations with remaining maturities at the time of investment of less than 15 years. The Fund seeks to achieve its objective by investing primarily in investment-grade municipal debt securities issued by state and local governments.

----------
(1)   Past performance is not indicative of future results.
(2) NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market (AMEX) price as determined by supply of and demand for the Fund's shares.
(3) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.051 for twelve months. This rate is as of December 31, 2002, and is subject to change. The important difference between a total return and an annualized distribution yield is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution yield only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.
(4) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended December 31, 2002, calculated among 56 funds in the Lipper general municipal debt closed-end funds (leveraged) category with reinvestment of dividends and capital gains, excluding sales charges.
(5) Please note a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT"). State and local income taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.


--------------------------------------------------------------------------------
2                                             2002 Annual Report to Shareholders

Portfolio Manager Market Overview

The year 2002 was characterized by weak economic conditions on a national level and equity market volatility, which exhibited pressure on state revenues for many municipalities. Nonetheless, numerous municipalities capitalized on the period's low interest rate environment by issuing a record amount of tax-exempt municipal securities (approximately $357 billion) amid strong demand by investors. In terms of the overall reporting period, municipal bond issues performed well as risk-adverse equity investors, concerned about stock market fluctuations, shifted significant amounts of money from equities into fixed-income investments.

When the reporting period commenced, municipal bond prices initially advanced throughout much of the first quarter of 2002. However, as the period progressed, new economic data released reflected signs of strength in the U.S. economy, which exceeded many expectations in the marketplace. Furthermore, the Federal Reserve Board ("Fed") monetary authorities decided to keep short-term interest rates steady at the time. As a result, municipal bonds gave up many of their gains from the period. (Municipal bond prices typically perform more favorably in environments when inflation appears subdued and interest rates are trending downward.) The decision by the U.S. Federal Open Market Committee ("FOMC")(6) not to change its rate target marked a shift in the FOMC's monetary policy stance from 2001, when the FOMC cut its target for the federal funds rate ("fed funds rate")(7) 11 times to help provide more accommodative conditions for borrowing to help support an economic recovery.

Municipal bond prices advanced in the second quarter amid corporate integrity concerns, which prompted investors to seek higher-grade fixed-income securities. New municipal bond issues came to market at a record pace. Municipal bond prices rose in the third quarter amid a volatile equity market environment. In the fourth quarter, the FOMC cut its target for the fed fund rate by half a percentage point to a 41-year low of 1.25%, marking the first reduction in the rate in 2002. Although municipal bond markets lost momentum during the fourth quarter overall (despite having rebounded somewhat in December), tax-exempt issues collectively posted relatively strong results for the reporting period.

Despite their favorable performance over 2002, prices of municipal bonds (which move inversely to yields) have generally not rallied as considerably as U.S. Treasuries have over the past year. In our opinion, supply and demand characteristics contributed to municipal securities' less-positive performance relative to U.S. Treasuries, as institutional investors reallocated capital from

----------
(6) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
(7) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   3
stocks into Treasuries. As a result, amid a period of historically high municipal security issuance levels in 2002, municipal securities rated AAA recently offered yields at levels comparable to 93% of those on U.S. Treasuries with similar maturities. (Remember that unlike U.S. Treasuries, municipal securities are not taxable at the federal level.) We believe this added potential tax savings has made municipal bonds an even more compelling investment alternative to U.S. Treasuries. (A portion of the Fund's income from municipal securities may be subject to certain taxes and any capital gains are taxable.(5)

Portfolio Manager Fund Overview

In our view, municipal securities offer favorable values versus many taxable fixed-income alternatives, although we believe that prices of most municipal bonds - particularly those in the investment-grade(8) category -- have approached a peak. In an effort to pursue a more defensive posture, as the period progressed and rates continued to decline, we sought suitable bonds with high coupons and shorter call-adjusted(9) effective maturities; the average life of the Fund's portfolio holdings, based on "effective" maturities, was shortened from 8.5 years to 8 years, even as the average maturity on our holdings actually lengthened from(10).3 years to 11.3 years.

We pursued this strategy of focusing on call-adjusted effective maturities due to the steepness of the yield curve10, with yields on shorter-maturities far lower than those on longer-term issues. Through our approach of focusing on callable bonds with somewhat longer maturities within our universe, the Fund was able to obtain much higher yields than those that were available from issues with shorter maturities without greatly increasing market sensitivity levels. The Fund also adopted a short position in U.S. Treasury note futures, with the objective of offsetting a portion of the increased market sensitivity of the Fund incurred with the issuance of preferred stock.

Portfolio Manager Market and Fund Outlook

After the conclusion of the reporting period, Fed monetary policymakers held a two-day meeting on January 28 and 29, 2003 to discuss Open Market Operations. The FOMC concluded at the meeting to leave its fed funds rate target intact at 1.25%. Fed authorities reportedly stated that rising oil prices and geopolitical risks have restrained spending and hiring by businesses. However,

----------
(8) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service and AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by a nationally recognized statistical rating organization or are determined by the manager to be of equivalent quality.
(9) Adjusting for call refers to the consideration of whether or not a bond is callable prior to maturity and trading at a premium to face value when determining its maturity date. Call options are rights to buy shares of a particular stock or index at a predetermined price before a preset deadline, in exchange for a premium.
(10) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.


--------------------------------------------------------------------------------
4                                             2002 Annual Report to Shareholders
according to the Fed's statement, "as those risks lift, as most analysts expect, the accommodative stance of monetary policy, coupled with ongoing growth in productivity, will provide support to an improving economic climate over time."

Looking ahead, we anticipate that economic growth will remain sluggish - at least over the course of the next few months, particularly as concerns regarding Iraq loom over the U.S. economy. Against this backdrop, in our view the FOMC will likely continue to keep short-term interest rates at low levels until there is solid evidence that the economy is on sound footing for sustainable growth. We anticipate that interest rates will rise in the future (although not immediately). In this environment, we believe municipal securities should continue to provide favorable relative value.

In fiscal year 2003, we believe a challenge for states will be to adjust spending as a result of modified revenues in order to continue to balance their budgets. We will continue to diligently observe national and state-specific economic reports, the situation in Iraq and its potential impact on the U.S. economy, and the course of interest rates while continuing to pursue a conservative investment approach.

According to our investment philosophy, the key to long-term investing is through maintaining a diversified(11) portfolio of stocks, fixed-income securities and cash instruments. Granted, the risk is present that short-term rates may rise in the future and exhibit pressure on municipal bond prices. However, considering the competitive yields that municipal bonds have offered relative to many taxable fixed-income investment alternatives, coupled with the tax-treatment advantages of municipal securities, we believe that a professionally managed portfolio of municipal securities should continue to provide favorable long-term relative value to individual investors.

Looking for Additional Information?

Intermediate Muni Fund, Inc. is traded on the American Stock Exchange under the symbol "SBI." Daily closing prices are available online under symbol XSBIX and in most newspapers under the American Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

----------
(11)  Diversification does not assure against market loss.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   5

Thank you for your investment in Intermediate Muni Fund, Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Peter M. Coffey


Peter M. Coffey
Vice President

January 29, 2003

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 8 through 16 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of December 31, 2002 and are subject to change.


--------------------------------------------------------------------------------
6                                             2002 Annual Report to Shareholders

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 35. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   7

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 2002
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING(a)                         SECURITY                                          VALUE
============================================================================================================
Education -- 10.4%
 $ 1,000,000    A2*     Arizona Educational Loan Marketing Corp., Educational Loan
                          Revenue, Sub-Series, 6.625% due 9/1/05 (b)                            $  1,010,310
   1,000,000    Aaa*    Athens, GA Housing Authority, Student Housing Lease
                          Revenue, (University of Georgia - East Campus Project),
                          AMBAC-Insured, 5.250% due 12/1/23                                        1,045,520
     800,000    AAA     Ball State University of Indiana, University Revenue, Series K,
                          FGIC-Insured, 5.750% due 7/1/20                                            893,280
                        Colorado Educational and Cultural Facilities Authority Revenue,
                          Charter School:
   1,000,000    Baa3*        Community Education Center, (Bromley East Project A),
                               7.000% due 9/15/20 (c)                                              1,040,070
     500,000    Baa2*        University Lab School Project, 6.125% due 6/1/21                        507,665
                        Greenville County, SC School District, Installment Purchase
                          Revenue, (Building Equity Sooner for Tomorrow Project):
   2,000,000    AA-          5.875% due 12/1/19                                                    2,233,980
   2,000,000    AA-          6.000% due 12/1/21                                                    2,228,280
     550,000    BBB     Illinois Development Finance Authority Revenue, (Chicago
                          Charter School Foundation Project A), 5.250% due 12/1/12                   564,498
   1,000,000    AAA     Jenison, MI Public Schools, FGIC-Insured, 5.500% due 5/1/20                1,086,480
     500,000    A       Massachusetts State Development Finance Agency Revenue,
                          Curry College, Series A, ACA-Insured, 6.000% due 3/1/20                    541,445
                        NebHELP Inc. Revenue, NE, MBIA-Insured:
   1,000,000    Aaa*      Jr. Sub-Series A-6, 6.450% due 6/1/18 (b)                                1,112,140
   2,000,000    Aaa*      Sr. Sub-Series A-5A, 6.200% due 6/1/13 (b)                               2,232,280
     500,000    A3*     New England Education Loan Marketing Corp., MA Student
                          Loan Revenue, Sub-Issue H, 6.900% due 11/1/09 (b)                          585,435
     960,000    A++     New Mexico Educational Assistance Foundation, Student Loan
                          Revenue, First Sub-Series A-2, 5.950% due 11/1/07 (b)                    1,023,898
   1,000,000    AAA     Philadelphia, PA School District, Series A, FSA-Insured,
                          5.500% due 2/1/23                                                        1,066,850
   1,350,000    AAA     Pittsburgh, PA School District, FSA-Insured, 5.375% due 9/1/16             1,543,752
   1,000,000    AAA     Southwest Higher Education Authority Inc., TX, (Southern
                          Methodist University Project), AMBAC-Insured,
                          5.500% due 10/1/19                                                       1,090,410
------------------------------------------------------------------------------------------------------------
                                                                                                  19,806,293
------------------------------------------------------------------------------------------------------------
Escrowed to Maturity (d) -- 13.2%
     205,000    AAA     Anderson County, SC Hospital Facilities Revenue,
                          7.125% due 8/1/07                                                          231,515
   2,000,000    AAA     Atlanta, GA Metropolitan Rapid Transit Authority, Sales Tax
                          Revenue, Series E, 7.000% due 7/1/11 (c)                                 2,481,480
     115,000    AAA     Birmingham, AL Medical Clinic Board Revenue, Baptist
                          Medical Centers, 8.300% due 7/1/08                                         134,823
     855,000    AAA     Boston, MA Water & Sewer Community Revenue, (Escrowed
                          with state and local government securities),
                          10.875% due 1/1/09                                                       1,082,438
      60,000    AAA     Cabell, Putnam & Wayne Counties, WV Single-Family
                          Residence Mortgage Revenue, FGIC-Insured,
                          7.375% due 4/1/10                                                           70,011

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2002
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING(a)                         SECURITY                                          VALUE
============================================================================================================
Escrowed to Maturity (d) -- 13.2% (continued)
$  1,500,000    NR      California Statewide COP, Community Development Authority
                          Revenue Refunding, Hospital Triad Healthcare, (Escrowed with
                          state and local government securities), 6.250% due 8/1/06             $  1,638,585
      30,000    A-      Colorado Health Facilities Authority Revenue Refunding, Rocky
                          Mountain Adventist Health Center, (Escrowed with state and
                          local government securities), 6.250% due 2/1/04                             31,588
   1,150,000    AAA     Conneaut, PA School District, AMBAC-Insured,
                          9.500% due 5/1/12 (c)                                                    1,492,079
                        Illinois Health Facilities Authority Revenue:
     705,000    AAA       Methodist Medical Center Project, 9.000% due 10/1/10                       873,305
     965,000    AAA       Ravenswood Hospital Medical Center Project,
                             7.250% due 8/1/06                                                     1,069,809
     720,000    AAA     Jackson, TN Water and Sewer Revenue, 7.200% due 7/1/12                       861,969
   1,200,000    BBB+++  Klamath Falls, OR Intercommunity Hospital Authority Revenue,
                          (Merle West Medical Center Project), 8.000% due 9/1/08                   1,440,696
     330,000    AAA     Lake County, OH Hospital Improvement Revenue, (Lake County
                          Memorial Hospital Project), 8.625% due 11/1/09                             401,613
     205,000    AAA     Lee County, FL Southwest Florida Regional Airport Revenue,
                          MBIA-Insured, 8.625% due 10/1/09                                           250,004
     345,000    AAA     Lima, OH Hospital Revenue, St. Rita Hospital of Lima,
                          7.500% due 11/1/06                                                         388,432
   1,300,000    NR      Los Angeles, CA COP, Hollywood Presbyterian Medical Center,
                          9.625% due 7/1/13                                                        1,767,389
     180,000    AAA     Louisiana Public Facilities Authority, Hospital Revenue Refunding,
                          (Southern Baptist Hospital Inc. Project), 8.000% due 5/15/12               222,320
     370,000    AAA     Madison County, IN Industrial Hospital Authority, Facilities
                          Revenue, (Community Hospital of Anderson Project),
                          9.250% due 1/1/10                                                          456,965
                        Maricopa County, AZ Hospital Revenue:
     210,000    AAA       Samaritan Health Service, 7.625% due 1/1/08                                238,930
     910,000    AAA       St. Luke's Hospital Medical Center Project, 8.750% due 2/1/10            1,105,723
     420,000    AAA     Metropolitan Nashville, TN Airport Authority Tennessee Airport
                          Revenue, MBIA-Insured, 7.500% due 7/1/05                                   454,591
     100,000    NR      Nacogdoches County, TX Hospital District Revenue,
                          9.000% due 5/15/04                                                         106,535
     149,000    AAA     New Jersey State Turnpike Authority Turnpike Revenue,
                          (Escrowed with state and local government securities),
                          10.375% due 1/1/03                                                         149,000
     930,000    AAA     North Carolina Municipal Power Agency No. 1, Catawba
                          Electricity Revenue, 10.500% due 1/1/10                                  1,188,410
                        Ohio State Water Development Authority Revenue:
   2,935,000    AAA       9.375% due 12/1/10 (c)                                                   3,663,349
     280,000    AAA       Safe Water, Series III, 9.000% due 12/1/10                                 332,875
     415,000    AAA     Orange County, FL Health Facilities Authority Revenue, Adventist
                          Health System, (Southern Adventist Hospital Project),
                          8.750% due 10/1/09                                                         507,362
     175,000    AAA     Philadelphia, PA Hospitals Authority Revenue, Thomas Jefferson
                          University Hospital, 7.000% due 7/1/08                                     198,810

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2002
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING(a)                         SECURITY                                          VALUE
============================================================================================================
Escrowed to Maturity (d) -- 13.2% (continued)
$    245,000    AAA     Ringwood Borough, NJ Sewer Authority Special Obligation,
                          9.875% due 7/1/13                                                     $    321,861
     180,000    AAA     San Francisco, CA Airport Improvement Corp., Lease Revenue,
                          United Airlines Inc., 8.000% due 7/1/13                                    228,035
      35,000    AAA     San Leandro, CA Hospital Revenue, Vesper Memorial Hospital,
                          AMBAC-Insured, 11.500% due 5/1/11                                           48,735
     225,000    NR      Southwestern, IL Development Authority, Hospital Revenue
                          Refunding, (Wood River Township Hospital Project),
                          6.875% due 8/1/03                                                          232,353
     470,000    NR      Tom Green County, TX Hospital Authority, 7.875% due 2/1/06                   512,906
     980,000    Aa1*    Washington State Public Power Supply System, (Nuclear
                          Project No. 1), Series C, 7.750% due 7/1/03                              1,011,262
------------------------------------------------------------------------------------------------------------
                                                                                                  25,195,758
------------------------------------------------------------------------------------------------------------
General Obligation -- 9.3%
     500,000    AAA     Anchorage, AK GO, Refunding, FGIC-Insured,
                          6.000% due 10/1/14                                                         595,490
   1,000,000    AA      Central Falls, RI GO, 5.875% due 5/15/15                                   1,131,310
   1,000,000    AAA     Chicago, IL GO, Refunding, AMBAC-Insured,
                          6.100% due 1/1/03                                                        1,000,000
   1,000,000    AA      Harvey, IL GO, Refunding, 6.700% due 2/1/09                                1,099,010
   1,310,000    AAA     Kane County, IL GO, FGIC-Insured, 5.500% due 1/1/14                        1,467,043
   1,130,000    Aaa*    Lancaster, MA GO, AMBAC-Insured, 5.375% due 4/15/17                        1,244,232
   1,500,000    AAA     Massachusetts State GO, MBIA-Insured, FLAIRS,
                          9.009% due 5/1/09 (e)                                                    1,951,770
   2,400,000    Aa2*    Minnehaha County, SD GO, Limited Tax Certificates,
                          5.625% due 12/1/20 (c)                                                   2,614,416
   2,000,000    AAA     Montgomery County, MD GO, Refunding,
                          5.250% due 10/1/14 (c)                                                   2,237,660
   3,010,000    AA+     Ohio State GO, (Conservation Projects), Series A,
                          5.250% due 9/1/13                                                        3,328,939
   1,000,000    AAA     Saraland, AL GO, MBIA-Insured, 5.250% due 1/1/15                           1,094,170
------------------------------------------------------------------------------------------------------------
                                                                                                  17,764,040
------------------------------------------------------------------------------------------------------------
Hospital -- 20.1%
     115,000    Baa3*   Allentown, PA Area Hospital Authority Revenue, Sacred Heart
                          Hospital of Allentown, Series A, 6.200% due 11/15/03                       114,989
   1,500,000    BBB++   Arkansas State Development Finance Authority, Hospital
                          Revenue, Washington Regional Medical Center,
                          7.000% due 2/1/15                                                        1,603,095
     650,000    AAA     Calcasieu Parish, LA Memorial Hospital Service District Hospital
                          Revenue, (Lake Charles Memorial Hospital Project), Series A,
                          CONNIE LEE-Insured, 7.500% due 12/1/05                                     751,510
     650,000    A-      Chatham County, GA Hospital Authority Revenue, Memorial
                          Health Medical Center, Series A, 6.000% due 1/1/17                         688,545
     545,000    A-      Colorado Health Facilities Authority Revenue, Rocky Mountain
                          Adventist Health Center, 6.250% due 2/1/04                                 568,430
   2,000,000    AA      Connecticut State Health & Educational Facilities Authority
                          Revenue, Bristol Hospital, Series B, 5.500% due 7/1/21 (c)               2,129,440

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2002
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING(a)                         SECURITY                                          VALUE
============================================================================================================
Hospital -- 20.1% (continued)
$  2,000,000    BBB     Cuyahoga County, OH Hospital Facility Revenue,
                          (Canton Inc. Project), 6.750% due 1/1/10 (c)                          $  2,222,900
     710,000    BBB+    Denver, CO Health & Hospital Authority, Healthcare Revenue,
                          Series A, 6.250% due 12/1/16                                               761,503
     400,000    A-1+    Harris County, TX Health Facilities Development Corp. Revenue,
                          Methodist Hospital, 1.800% due 12/1/32 (f)                                 400,000
                        Harris County, TX Hospital District Revenue Refunding,
                          MBIA-Insured:
   1,000,000    AAA          6.000% due 2/15/15                                                    1,152,700
      25,000    AAA          6.000% due 2/15/16                                                       28,639
   2,000,000    BBB+    Hawaii State Department of Budget & Finance, Special Purpose
                          Revenue, Kapiolani Health Care System, 6.400% due 7/1/13                 2,053,280
   1,445,000    BBB+++  Henderson, NV Health Care Facility Revenue, Catholic Healthcare
                          West, Series A, 6.200% due 7/1/09                                        1,586,957
   1,300,000    BBB     Illinois Health Facilities Authority Revenue Refunding, Friendship
                          Village of Schaumburg, 6.650% due 12/1/06                                1,311,986
   1,000,000    A1*     Iowa Finance Authority Health Care Facilities Revenue, Genesis
                          Medical Center, 6.250% due 7/1/20                                        1,051,770
   1,625,000    NR      Lee Memorial Health System Board of Directors, FL Hospital
                          Revenue, FSA-Insured, FLAIRS, 9.394% due 4/1/10 (e)                      2,092,773
     405,000    A-++    Lees Summit, MO IDA, Health Facilities Revenue, (John Knox
                          Village Project), 5.750% due 8/15/11                                       441,989
      25,000    BBB-    Louisiana Public Facilities Authority Revenue, (General Health
                          Systems Project), 6.800% due 11/1/16                                        25,942
   1,000,000    AAA     Maryland State Health & Higher Education Facilities Authority
                          Revenue Refunding, (Mercy Medical Center Project),
                          FSA-Insured, 6.500% due 7/1/13                                           1,211,500
     370,000    AAA     Massachusetts State Development Finance Agency Revenue,
                          Series A, GNMA-Collateralized, 6.700% due 10/20/21                         432,093
                        Massachusetts State Health & Educational Facilities Authority
                          Revenue:
                             Caritas Christi Obligation, Series B:
   2,000,000    BBB            6.500% due 7/1/12 (c)                                               2,195,880
     750,000    BBB            6.750% due 7/1/16                                                     815,513
   1,000,000    Baa2*        Milford-Whitinsville Regional Hospital, 6.500% due 7/15/23            1,035,420
   1,280,000    AAA     Massachusetts State Industrial Finance Agency, Assisted
                          Living Facility Revenue, (Arbors at Amherst Project),
                          GNMA-Collateralized, 5.750% due 6/20/17 (b)                              1,426,547
   1,000,000    A-      New Hampshire Health & Educational Facilities Authority
                          Revenue, Covenant Healthcare System, 6.500% due 7/1/17                   1,102,470
   1,268,000    NR      New York City, NY IDA, Civic Facilities Revenue Refunding, (New
                          York Community Hospital Brooklyn), 6.875% due 11/1/10                    1,270,904
   2,000,000    B1*     Oklahoma Developmental Finance Authority Revenue Refunding,
                          Hillcrest Healthcare System, Series A, 5.625% due 8/15/19                1,514,860
                        Orange County, FL Health Facilities Authority Revenue:
                          Adventist Health Care:
   1,500,000    A-           6.250% due 11/15/24                                                   1,584,600
   2,500,000    AAA          FSA-Insured, 6.050% due 11/15/07                                      2,588,950

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2002
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING(a)                         SECURITY                                          VALUE
============================================================================================================
Hospital -- 20.1% (continued)
$    935,000    NR        First Mortgage, Health Care Facilities, 8.750 due 7/1/11              $    958,534
   1,000,000    NR      Rainbow City, AL Special Health Care Facilities Financing
                          Authority, (Regency Pointe Inc.), Series B, 7.250% due 1/1/06            1,012,270
     500,000    BBB-    Rhode Island State Health & Educational Building Corp.,
                          Revenue Refunding, Roger Williams Hospital Financing,
                          5.400% due 7/1/13                                                          466,930
   1,490,000    A-      Sayre, PA Health Care Facilities Authority Revenue, Guthrie
                          Healthcare System, Series A, 6.250% due 12/1/18                          1,594,330
------------------------------------------------------------------------------------------------------------
                                                                                                  38,197,249
------------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 5.6%
   1,000,000    A3*     Bexar County, TX Housing Finance Corp., Multi-Family Housing
                          Revenue Refunding, Nob Hill Apartments, Series A,
                          6.000% due 6/1/21                                                        1,016,170
     390,000    AAA     Charlotte, NC Mortgage Revenue Refunding, Double Oaks
                          Apartments, Series A, FHA-Insured, 7.300% due 11/15/07                     429,468
     710,000    Baa1*   Dallas, TX Housing Corp., Capital Projects Refunding,
                          7.700% due 8/1/05                                                          710,476
                        El Paso County, TX Housing Finance Corp., Multi-Family
                          Housing Revenue:
     360,000    A3*          American Village Communities, Series A,
                             6.250% due 12/1/24                                                      365,548
     280,000    Baa3*        La Plaza Apartments, Sub-Series C, 8.000% due 7/1/30                    293,440
     585,000    AAA     Grand Prairie, TX Housing Finance Corp., Multi-Family Housing
                          Revenue, (Landings of Carrier Project A), GNMA-Collateralized,
                          6.650% due 9/20/22                                                         654,755
     310,000    AA-     Hudson County, NJ Improvement Authority, Multi-Family
                          Housing Revenue, (Observer Park Project), Series A,
                          FNMA-Collateralized, 6.600% due 6/1/04 (b)                                 323,646
   1,175,000    A3*     Lubbock, TX Housing Finance Corp., Multi-Family Housing
                          Revenue, (Las Colinas Quality Creek Apartments),
                          6.000% due 7/1/22                                                        1,190,240
   1,470,000    A++     Lynchburg, VA Redevelopment & Housing Authority,
                          Multi-Family Housing Revenue Refunding, (Princeton
                          Circle Association Project), 6.250% due 12/1/10                          1,477,526
     500,000    Aaa*    Maricopa County, AZ IDA, Multi-Family Housing Revenue,
                          (Bay Club at Mesa Cove Project), Series A, MBIA-Insured,
                          5.700% due 9/1/20                                                          525,330
     645,000    A2*     McMinnville, TN Housing Authority Revenue Refunding,
                          First Mortgage, Beersheba Heights, 6.000% due 10/1/09                      699,606
                        Mount Vernon, IL Elderly Housing Corp., First Lien Revenue:
     185,000    Ba3*      7.875% due 4/1/03                                                          185,943
     200,000    Ba3*      7.875% due 4/1/04                                                          200,460
     215,000    Ba3*      7.875% due 4/1/05                                                          215,393
     235,000    Ba3*      7.875% due 4/1/06                                                          235,442
     250,000    Ba3*      7.875% due 4/1/07                                                          250,457
     270,000    Ba3*      7.875% due 4/1/08                                                          270,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2002
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING(a)                         SECURITY                                          VALUE
============================================================================================================
Housing: Multi-Family -- 5.6% (continued)
                        Tarrant County, TX Housing Finance Corp. Revenue, Multi-Family
                          Housing, Westridge:
$    600,000    A3*          Sr. Series A, 6.000% due 6/1/21                                    $   601,338
     475,000    Baa3*        Sub-Series C, 8.500% due 6/1/31                                         474,934
     545,000    BBB++   Tulsa, OK Housing Assistance Corp., Multi-Family Revenue,
                          7.250% due 10/1/07 (b)                                                     548,499
------------------------------------------------------------------------------------------------------------
                                                                                                  10,669,171
------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 2.1%
      55,000    AA      Juneau, AK City & Borough Home Mortgage Revenue Refunding,
                          Mortgage-Backed Securities Program, FNMA-Collateralized,
                          8.000% due 2/1/09                                                           55,432
   1,030,000    AA      Massachusetts State Housing Finance Agency, Single-Family
                          Housing Revenue, Series 38, 7.200% due 12/1/26 (b)                       1,073,703
     200,000    AAA     Missouri State Housing Development Community Mortgage
                          Revenue, Series C, GNMA/FNMA-Collateralized,
                          7.450% due 9/1/27 (b)                                                      217,154
     475,000    AAA     Pima County, AZ IDA, Single-Family Mortgage Revenue,
                          Series A, GNMA/FNMA/FHLMC-Collateralized,
                          7.100% due 11/1/29 (b)                                                     509,034
     120,000    AAA     St. Louis County, MO Single-Family Mortgage Revenue,
                          MBIA-Insured, 6.750% due 4/1/10                                            125,844
     775,000    AAA     Texas State Department of Housing and Community Affairs,
                          Home Mortgage Revenue, RIBS, Series C-2, GMNA/FNMA/
                          FHLMC-Collateralized, 12.208% due 7/2/24 (b)(e)                            909,571
   1,000,000    AA+     Virginia State Housing Development Authority, Commonwealth
                          Mortgage, Series H, Sub-Series H-1, 6.100% due 7/1/03                    1,014,400
------------------------------------------------------------------------------------------------------------
                                                                                                   3,905,138
------------------------------------------------------------------------------------------------------------
Industrial Development -- 8.8%
   1,000,000    NR      Alaska Industrial Development & Export Authority Revenue,
                          Williams Lynxs Alaska Cargoport, 8.000% due 5/1/23 (b)                   1,039,070
     535,000    C*      Bourbonnais, IL IDR Refunding, (Kmart Corp. Project),
                          6.600% due 10/1/06                                                         241,975
   1,500,000    AAA     Des Moines, IA IDR Refunding, (The Printer Inc. Project),
                          LOC-Mercantile Bank/FHLB, 6.375% due 9/1/09                              1,518,675
   1,000,000    A+      Kanawha County, WV Commercial Development Revenue
                          Refunding, (May Department Stores Co. Project),
                          6.500% due 6/1/03                                                        1,016,010
   2,000,000    Baa1*   LaCrosse, WI Resource Recovery Revenue Refunding,
                          (Northern States Power Co. Project), 6.000% due 11/1/21 (b)              2,249,780
   1,300,000    AA      Massachusetts State Development Finance Agency Revenue,
                          Worcester Redevelopment Authority Issue,
                          6.000% due 6/1/24                                                        1,388,725
   1,365,000    AA      Northampton County, PA IDA Revenue, (Moravian Hall Square
                          Project), 5.500% due 7/1/19                                              1,452,346
   2,000,000    BBB-    Ohio State Air Quality Development Authority Revenue,
                          Pollution Control, (Cleveland Electric Illuminating Co.
                          Project), 6.000% due 12/1/13                                             2,024,620

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2002
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING(a)                         SECURITY                                          VALUE
============================================================================================================
Industrial Development -- 8.8% (continued)
$  1,000,000    AAA     Pennsylvania State IDR, Economic Development Revenue,
                          AMBAC-Insured, 5.500% due 7/1/21                                      $  1,086,300
   1,000,000    Baa3*   Rockbridge County, VA IDA Revenue, Virginia Horse Center,
                          Series C, 6.850% due 7/15/21                                             1,032,500
     795,000    A       South Dakota Economic Development Finance Authority,
                          Economic Development Revenue, APA Optics, Series A,
                          6.750% due 4/1/16 (b)                                                      868,561
   1,290,000    NR      Suffolk County, NY IDA, Civic Facility Revenue, (Eastern Long
                          Island Hospital Association Project A), 7.750% due 1/1/22                1,282,376
   1,500,000    NR      Wasco County, OR Solid Waste Disposal Revenue, (Waste
                          Connections Inc. Project), 7.000% due 3/1/12 (b)                         1,562,505
------------------------------------------------------------------------------------------------------------
                                                                                                  16,763,443
------------------------------------------------------------------------------------------------------------
Miscellaneous -- 4.9%
   1,500,000    NR      Barona Band of Mission Indians, CA, 8.250% due 1/1/20                      1,604,745
   1,410,000    A1*     District of Columbia, Tobacco Settlement Financing Corp.,
                          6.250% due 5/15/24                                                       1,411,819
   1,065,000    A       Illinois Development Finance Authority Revenue, East St. Louis,
                          6.875% due 11/15/05                                                      1,167,741
     645,000    Baa2*   Indianapolis, IN Economic Development Refunding &
                          Improvement Revenue, National Benevolent Association,
                          6.900% due 10/1/04                                                         663,053
   1,690,000    AAA     Monroe, LA Sales & Use Tax Revenue, FGIC-Insured,
                          5.625% due 7/1/25                                                        1,841,627
      60,000    NR      Orlando, FL Special Assessment Revenue, (Conroy Road
                          Interchange Project), Series B, 5.250% due 5/1/05                           60,451
     905,000    NR      Orlando, FL Urban Community Development District, Capital
                          Improvement, Series B, 6.400% due 5/1/10                                   925,018
   1,500,000    BBB+    Puerto Rico Housing Bank & Finance Agency,
                          7.500% due 12/1/06                                                       1,677,195
------------------------------------------------------------------------------------------------------------
                                                                                                   9,351,649
------------------------------------------------------------------------------------------------------------
Pollution Control -- 1.8%
   2,000,000    Aa3*    Brazos River, TX Harbor Navigation District, Brazoria County,
                          PCR, (BASF Corp. Project), 6.750% due 2/1/10                             2,373,600
   1,000,000    AAA     Monroe County, MI PCR, (Detroit Edison Co. Project), Series A,
                          AMBAC-Insured, 6.350% due 12/1/04 (b)(c)                                 1,089,050
------------------------------------------------------------------------------------------------------------
                                                                                                   3,462,650
------------------------------------------------------------------------------------------------------------
Pre-Refunded (g) -- 1.9%
   2,000,000    Aaa*    Chicago, IL Metropolitan Water Reclamation District, Capital
                          Improvement, Series A, (Escrowed with state and local
                          government securities to 12/1/12 Call @ 101),
                          5.500% due 12/1/14 (c)                                                   2,337,280
      55,000    AAA     Oklahoma State Industrial Authority Revenue, Oklahoma Health
                          Care Corp., Series A, FGIC-Insured, (Call 5/1/07 @ 100),
                          9.125% due 11/1/08                                                          66,587
     735,000    NR      Philadelphia, PA Hospital Authority Revenue, (United Hospital
                          Inc. Project), (Call 7/1/05 @ 100), 10.875% due 7/1/08                     870,784

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2002
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING(a)                         SECURITY                                          VALUE
============================================================================================================
Pre-Refunded (g) -- 1.9% (continued)
$    330,000    NR      San Leandro, CA Redevelopment Agency, Residential Mortgage
                          Revenue, (Call 10/1/04 @ 100), 11.250% due 4/1/13                     $    377,025
------------------------------------------------------------------------------------------------------------
                                                                                                   3,651,676
------------------------------------------------------------------------------------------------------------
Public Facilities -- 1.4%
                        DeKalb County, IN Industrial Redevelopment Authority
                          Revenue, (Mini-Mill LOC Public Improvement Project A):
   1,000,000    A-           6.250% due 1/15/08                                                    1,088,640
   1,350,000    A-           6.250% due 1/15/09                                                    1,461,821
------------------------------------------------------------------------------------------------------------
                                                                                                   2,550,461
------------------------------------------------------------------------------------------------------------
Transportation -- 8.5%
   1,855,000    A       Connecticut State Special Obligation, Parking Revenue,
                          Bradley International Airport, Series A, ACA-Insured,
                          6.375% due 7/1/12 (b)(c)                                                 2,046,213
   1,500,000    AAA     Connecticut State Special Tax Obligation Revenue, FSA-Insured,
                          FLAIRS, 8.782% due 10/1/09 (c)(e)                                        1,867,260
   5,000,000    BBB-    Connector 2000 Association, SC Toll Road Revenue, Capital
                          Appreciation, Series B, zero coupon due 1/1/15 (c)                       1,446,500
   2,000,000    AAA     Dallas, TX Area Rapid Transit Sales Tax Revenue, Sr. Lien,
                          AMBAC-Insured, 5.375% due 12/1/16 (c)                                    2,185,400
   1,500,000    BB-     Dallas/Fort Worth, TX International Airport Facility, Improvement
                          Corp. Revenue Refunding, American Airlines Inc., Series C,
                          6.150% due 5/1/29 (b)(c)                                                   701,445
   2,035,000    AAA     Dallas/Fort Worth, TX Regional Airport Revenue Refunding,
                          Series A, FGIC-Insured, 7.750% due 11/1/03 (c)                           2,141,247
   1,855,000    AAA     Delaware River Port Authority of Pennsylvania and New Jersey,
                          FSA-Insured, FLAIRS, 8.996% due 1/1/10 (e)                               2,301,313
   1,000,000    Aaa*    Harrisburg, PA Parking Authority, Parking Revenue,
                          FSA-Insured, 5.500% due 5/15/20                                          1,089,990
   4,675,000    BBB-++   Pocahontas Parkway Association, VA Toll Road Revenue,
                          Capital Appreciation, Series B, zero coupon due 8/15/19                  1,078,289
     595,000    NR      Sanford, FL Airport Authority IDR, (Central Florida Terminals Inc.
                          Project A), 7.500% due 5/1/06 (b)                                          596,975
                        Tulsa, OK Municipal Airport Revenue Refunding, Series B:
     500,000    BB-       6.000% due 6/1/35 (b)                                                      302,685
     500,000    BB-       5.650% due 12/1/35 (b)                                                     302,720
------------------------------------------------------------------------------------------------------------
                                                                                                  16,060,037
------------------------------------------------------------------------------------------------------------
Utilities -- 4.7%
   2,000,000    A2*     Burlington, KS Environmental Improvement Revenue, (Kansas
                          City Power & Light Project), 4.750% due 9/1/15                           2,032,080
   2,000,000    AAA     Energy Northwest Washington Electric Revenue, (Project No. 3),
                          Series A, FSA-Insured, 5.500% due 7/1/18                                 2,183,060
     500,000    A       Georgia Municipal Electric Authority, Power System Revenue,
                          Series X, 6.500% due 1/1/12                                                591,265
   1,000,000    AAA     Griffin, GA Combined Public Utility Revenue, AMBAC-Insured,
                          5.000% due 1/1/21                                                        1,041,220
   1,000,000    NR      Klamath Falls, OR Electric Revenue Refunding, Sr. Lien,
                          5.750% due 1/1/13                                                        1,010,820

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  15

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2002
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING(a)                         SECURITY                                          VALUE
============================================================================================================
Utilities -- 4.7% (continued)
$  1,000,000    BBB+++   North Carolina Eastern Municipal Power Agency, Power
                          System Revenue, Series D, 6.450% due 1/1/14                           $  1,114,840
   1,000,000    BBB-    Warren, AR Solid Waste Disposal Revenue, (Potlatch Corp.
                          Project), 7.000% due 4/1/12 (b)                                          1,004,700
      20,000    Aa1*    Washington State Public Power Supply System, (Nuclear
                          Project No. 1), Series C, 7.750% due 7/1/03                                 20,638
------------------------------------------------------------------------------------------------------------
                                                                                                   8,998,623
------------------------------------------------------------------------------------------------------------
Water and Sewer -- 7.3%
   1,445,000    AA-     Charleston, SC Waterworks and Sewer Revenue,
                          5.250% due 1/1/16                                                        1,575,888
   1,370,000    AAA     Cleveland, OH Waterworks Revenue, Series K, FGIC-Insured,
                          5.250% due 1/1/21 (c)                                                    1,446,282
   1,000,000    AAA     El Paso, TX Water and Sewer Revenue Refunding and
                          Improvement, Series A, FSA-Insured, 6.000% due 3/1/15                    1,166,150
   2,000,000    AA+++    Fort Worth, TX Water and Sewer Revenue,
                          5.625% due 2/15/17                                                       2,221,760
   1,000,000    AAA     Gainesville, GA Water and Sewer Revenue, FSA-Insured,
                          5.375% due 11/15/20                                                      1,078,440
   2,000,000    AAA     Philadelphia, PA Water and Wastewater Revenue, Series B,
                          FGIC-Insured, 5.250% due 11/1/14                                         2,223,580
   1,765,000    AAA     Pueblo, CO Bridge Waterworks, Water Revenue Improvement,
                          Series A, FSA-Insured, 6.000% due 11/1/14                                2,053,966
     500,000    AAA     Rhode Island Clean Water Finance Agency, Water Pollution
                          Control Revenue, 5.000% due 10/1/20                                        522,310
   1,485,000    Aaa*    Spanish Fork City, UT Water Revenue, FSA-Insured,
                          5.500% due 6/1/16                                                        1,649,478
------------------------------------------------------------------------------------------------------------
                                                                                                  13,937,854
------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $182,069,893**)                                                $190,314,042
============================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service and those identified by a double dagger (++), which are rated by Fitch Ratings.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c)   Security has been segregated for open futures contracts commitments.
(d) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(e) Inverse floating rate security-coupon varies inversely with level of short-term tax-exempt interest rates.
(f) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(g) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
+     Security is currently in default.
**    Aggregate cost for Federal income tax purposes is $181,885,521.

      See pages 17 and 18 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA        -- Bonds rated "AAA" have the highest rating assigned by Standard &
              Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A          -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB        -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B      -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as
CCC and CC    predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa        -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa         -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A          -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa        -- Bonds rated "Baa" are considered as medium grade obligations,
              i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba         -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B          -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
C          -- Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  17

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch Ratings ("Fitch") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

AA         -- Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong.
A          -- Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.
BBB        -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.
NR         -- Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1       -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1        -- Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1     -- Moody's highest rating for issues having a demand feature -- VRDO.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ACA     -- American Capital Assurance
AMBAC   -- AMBAC Indemnity Corporation
CGIC    -- Capital Guaranty Insurance Company
CONNIE  -- College Construction Loan
  LEE   -- Insurance Association
COP     -- Certificate of Participation
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLB    -- Federal Home Loan Bank
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Agency
IDR     -- Industrial Development Revenue
INDLC   -- Industrial Indemnity Company
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
PCFA    -- Pollution Control Financing Authority
PCR     -- Pollution Control Revenue
PSFG    -- Permanent School Fund Guaranty
RIBS    -- Residual Interest Bonds
VRDD    -- Variable Rate Daily Demand


--------------------------------------------------------------------------------
18                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 2002
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost -- $182,069,893)                                 $ 190,314,042
    Cash                                                                               101,082
    Interest receivable                                                              3,341,771
    Receivable for securities sold                                                     255,124
    Receivable from broker - variation margin                                           65,625
    Other assets                                                                         2,056
----------------------------------------------------------------------------------------------
    Total Assets                                                                   194,079,700
----------------------------------------------------------------------------------------------
LIABILITIES:
    Management fee payable                                                              98,339
    Dividends payable                                                                   37,039
    Accrued preferred stock distribution payable                                         2,328
    Accrued expenses                                                                    57,870
----------------------------------------------------------------------------------------------
    Total Liabilities                                                                  195,576
----------------------------------------------------------------------------------------------
Series M Municipal Auction Rate Cumulative Preferred Stock
    (2,000 shares authorized and issued at $25,000 per share) (Note 7)              50,000,000
----------------------------------------------------------------------------------------------
Total Net Assets                                                                 $ 143,884,124
----------------------------------------------------------------------------------------------
NET ASSETS:
    Par value of capital shares                                                  $      14,005
    Capital paid in excess of par value                                            141,233,797
    Undistributed net investment income                                                959,915
    Accumulated net realized loss on security transactions
      and futures contracts                                                         (5,827,117)
    Net unrealized appreciation of investments and futures contracts                 7,503,524
----------------------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $10.27 per share on 14,004,750 capital shares of
    $0.001 par value outstanding; 100,000,000 capital shares authorized)         $ 143,884,124
==============================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  19

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                       $ 11,022,494
-------------------------------------------------------------------------------
EXPENSES:
    Management fee (Note 3)                                           1,140,159
    Auction fees (Note 7)                                               113,144
    Listing fees                                                         83,245
    Audit and legal                                                      71,559
    Custody                                                              45,255
    Shareholder communications                                           40,150
    Shareholder servicing fees                                           31,712
    Registration fees                                                    16,122
    Directors' fees                                                       1,027
    Other                                                                10,151
-------------------------------------------------------------------------------
    Total Expenses                                                    1,552,524
-------------------------------------------------------------------------------
Net Investment Income                                                 9,469,970
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 5):
    Realized Loss From:
      Security transactions (excluding short-term securities)        (1,732,694)
      Futures contracts                                              (1,578,690)
-------------------------------------------------------------------------------
    Net Realized Loss                                                (3,311,384)
-------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments
    and Futures Contracts:
      Beginning of year                                               3,206,673
      End of year                                                     7,503,524
-------------------------------------------------------------------------------
    Increase Net Unrealized Appreciation                              4,296,851
-------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                           985,467
-------------------------------------------------------------------------------
Distributions Paid to Municipal Auction Rate Cumulative Preferred
  Stockholders From Net Investment Income                              (664,828)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  9,790,609
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              For the Years Ended December 31,
                                                                    2002             2001
==============================================================================================
OPERATIONS:
  Net investment income                                        $   9,469,970    $   7,771,750
  Net realized gain (loss)                                        (3,311,384)         707,073
  Increase (decrease) in net unrealized appreciation               4,296,851         (601,846)
  Distributions paid to Municipal Auction Rate Cumulative
    Preferred Stockholders from net investment income               (664,828)              --
----------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                           9,790,609        7,876,977
----------------------------------------------------------------------------------------------
DISTRIBUTIONS PAIDTO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                                           (8,087,762)      (7,730,624)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions
    Paid to Common Stock Shareholders                             (8,087,762)      (7,730,624)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Underwriting commissions and expenses from the issuance of
    Municipal Auction Rate Cumulative Preferred Stock (Note 7)      (778,731)              --
  Treasury stock acquired                                                 --             (621)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions               (778,731)            (621)
----------------------------------------------------------------------------------------------
Increase in Net Assets                                               924,116          145,732

NET ASSETS:
  Beginning of year                                              142,960,008      142,814,276
----------------------------------------------------------------------------------------------
  End of year*                                                 $ 143,884,124    $ 142,960,008
==============================================================================================
* Includes undistributed net investment income of:             $     959,915    $     247,196
==============================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  21

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Intermediate Muni Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date;(b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the Municipal Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly to shareholders of funds legally available to shareholders; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) the net asset value of the Fund's Common Stock is determined by dividing the value of the net assets available to Common Stock by the total number of shares of common stock outstanding. For the purpose of determining the net asset value per share of the common stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Municipal Auction Rate Cumulative Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Municipal Auction Rate Cumulative Preferred Stock issue;


--------------------------------------------------------------------------------
22                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective January 1, 2001 and recorded adjustments to increase accumulated undistributed net investment income by $125,678 to reflect the cumulative effect of this change up to the date of the adoption. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. As compensation for its services, the Fund pays SBFM a fee calculated at the annual rate of 0.60% of the Fund's average daily net assets. For purposes of calculating the management fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  23

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $136,463,249
--------------------------------------------------------------------------------
Sales                                                                 91,298,650
================================================================================

At December 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                      $ 10,813,721
Gross unrealized depreciation                                        (2,385,200)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $  8,428,521
================================================================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2002, the Fund had the following open futures contracts:

                              Number of                     Basis         Market       Unrealized
                              Contracts    Expiration       Value          Value          Loss
=================================================================================================
To Sell:
U.S. 10 Year Treasury Note       300          3/03       $33,773,438    $34,514,063    $(740,625)
=================================================================================================


--------------------------------------------------------------------------------
24                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2002, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

During the year ended December 31, 2002, the Fund did not enter into any written covered call or put option contracts.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  25

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Municipal Auction Rate Cumulative Preferred Stock

On January 28, 2002, the Fund issued 2,000 shares of Series M, of Municipal Auction Rate Cumulative Preferred Stock ("ARCPS"). The underwriting discount of $500,000 and offering expenses of $278,731 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS' dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rates ranged from 1.15%-1.75% for the year ended December 31, 2002.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of Citigroup also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the year ended December 31, 2002, SSB earned $113,144 as the broker/dealer.

Under Emerging Issues Task Force ("EITF") announcement Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.

8. Asset Maintenance and Asset Coverage Requirements

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund's ability to pay dividends.


--------------------------------------------------------------------------------
26                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

9. Capital Loss Carryforward

At December 31, 2002, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $6,495,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                             2006          2007            2008          2010
================================================================================
Carryforward amounts       $38,000      $1,897,000       $513,000      4,047,000
================================================================================

10. Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:

================================================================================
Undistributed tax-exempt income                                     $   708,351
--------------------------------------------------------------------------------
Accumulated capital loss                                             (6,494,699)
--------------------------------------------------------------------------------
Unrealized appreciation                                               8,428,521
================================================================================

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sales, mark-to-market of futures contracts and open AICPA amortization adjustments.

The tax character of distributions paid during the year ended December 31, 2002 was:

================================================================================
Tax-exempt income                                                     $8,738,103
Ordinary income                                                           14,487
--------------------------------------------------------------------------------
Total                                                                 $8,752,590
================================================================================

11. Capital Shares

At December 31, 2002, the Fund had 100,000,000 shares of common stock authorized with a par value of $0.001 per share.

On January 4, 2000, the Fund commenced a share repurchase plan. Since the inception of the plan, the Fund repurchased shares totalling 156,042 with a total cost of $1,341,478. For the year ended December 31, 2002, the Fund did not repurchase any shares.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  27

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                 2002         2001         2000         1999         1998
============================================================================================================
Net Asset Value, Beginning of Year             $  10.21     $  10.20     $   9.89     $  10.61     $  10.64
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(1)                         0.68         0.56         0.55         0.53         0.55
  Net realized and unrealized gain (loss)(1)       0.07           --         0.28        (0.71)        0.01
  Distributions paid to Municipal
     Auction Rate Cumulative
     Preferred Stockholders from
     net investment income                        (0.05)          --           --           --           --
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.70         0.56         0.83        (0.18)        0.56
------------------------------------------------------------------------------------------------------------
Gains From Repurchase of Treasury Stock              --         0.00*        0.02           --           --
------------------------------------------------------------------------------------------------------------
Underwriting Commission and
  Expenses of Issuance of
  Municipal Auction Rate
  Cumulative Preferred Stock                      (0.06)          --           --           --           --
------------------------------------------------------------------------------------------------------------
Distributions Paid To Common Stock
Shareholders From:
  Net investment income                           (0.58)       (0.55)       (0.54)       (0.53)       (0.55)
  Net realized gains                                 --           --           --        (0.01)       (0.04)
------------------------------------------------------------------------------------------------------------
Total Distributions Paid to Common
  Stock Shareholders                              (0.58)       (0.55)       (0.54)       (0.54)       (0.59)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  10.27     $  10.21     $  10.20     $   9.89     $  10.61
------------------------------------------------------------------------------------------------------------
Total Return, Based on Market Value(2)             4.03%       17.17%       11.90%      (17.10)%       7.05%
------------------------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value(2)          6.73%        6.01%        9.68%       (1.39)%       5.50%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $    144     $    143     $    143     $     83     $     89
============================================================================================================


--------------------------------------------------------------------------------
28                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                      2002      2001      2000       1999       1998
=======================================================================================
Ratios to Average Net Assets Based
on Common Shares Outstanding(3):
  Net investment income(1)             6.59%     5.35%     5.47%      5.17%       5.10%
  Auction fees                         0.08        --        --         --          --
  Operating expenses                   1.00      0.80      0.78       0.77        0.76
  Total expenses                       1.08      0.80      0.78       0.77        0.76
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                  49%       36%       45%       .54%        .42%
---------------------------------------------------------------------------------------
Market Price, End of Year            $ 9.56    $ 9.75    $ 8.81    $ 8.375    $ 10.688
=======================================================================================

(1)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 5.31%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.
(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(3) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
*     Amount represents less than $0.01 per share.

The table below sets out information with respect to Municipal Auction Rate Cumulative Preferred Stock:

                                                                         2002(1)
================================================================================
Municipal Auction Rate Cumulative Preferred Stock(2):
  Total Amount Outstanding (000s)                                        $50,000
  Asset Coverage Per Share                                                96,942
  Involuntary Liquidating Preference Per Share (3)                        25,000
  Average Market Value Per Share(3)                                       25,000
================================================================================

(1)   As of December 31, 2002.
(2) On January 28, 2002, the Fund issued 2,000 shares of Series M, of Municipal Auction Rate Cumulative Preferred Stock at $25,000 a share.
(3)   Excludes accrued interest or accumulated undeclared dividends.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  29

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
of the Intermediate Muni Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Intermediate Muni Fund, Inc. ("Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                        /s/ KPMG LLP


New York, New York
February 12, 2003


--------------------------------------------------------------------------------
30                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                    AMEX            Net Asset       Dividends       Reinvestment
Period         Closing Price*        Value*           Paid              Price
================================================================================
  2001
January            $ 9.69           $10.24           $0.046            $ 9.52
February             9.40            10.24            0.046              9.48
March                9.55            10.28            0.046              9.44
April                9.37            10.18            0.046              9.42
May                  9.60            10.24            0.046              9.63
June                 9.58            10.26            0.046              9.60
July                 9.62            10.36            0.046              9.71
August               9.73            10.47            0.046              9.72
September            9.65            10.40            0.046              9.79
October              9.72            10.47            0.046              9.80
November             9.65            10.36            0.046              9.48
December             9.75            10.21            0.046              9.59

  2002
January              9.70            10.21            0.046              9.67
February             9.69            10.29            0.046              9.67
March                9.50            10.02            0.046              9.52
April                9.59            10.16            0.048              9.58
May                  9.70            10.18            0.048              9.75
June                 9.87            10.27            0.048              9.95
July                 9.90            10.37            0.048              9.92
August              10.05            10.44            0.048             10.07
September           10.09            10.57            0.048             10.11
October              9.75            10.24            0.051              9.50
November             9.42            10.16            0.051              9.57
December             9.56            10.27            0.051              9.48
================================================================================

* On the last business day of the month.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  31

--------------------------------------------------------------------------------
Additional Information (unaudited)
--------------------------------------------------------------------------------

Information about Directors and Officers

The business and affairs of the Intermediate Muni Fund, Inc. ("Fund") are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, upon request by calling the Fund's transfer agent (PFPC Global Fund Services at 1-800-331-1710).

                                                                                         Number of
                                                 Term of                                 Portfolios
                                               Office* and         Principal              In Fund
                              Position(s)        Length          Occupation(s)             Complex             Other
                               Held with         of Time          During Past             Overseen         Directorships
Name, Address and Age            Fund            Served           Five Years             by Director      Held by Director
-----------------------       -----------      -----------       ------------            -----------      ----------------
Non-Interested Directors:

Lee Abraham                    Director           Since        Retired; Former               28            Signet Group
13732 LeHavre Drive                               1999         Chairman and Chief                          PLC
Frenchman's Creek                                              Executive Officer of
Palm Beach Gardens                                             Associated Merchan-
FL 33410                                                       dising Corp., a major
Age 75                                                         retail merchandising
                                                               organization; Former
                                                               Director of Galey &
                                                               Lord and Liz Claiborne.

Allan J. Bloostein             Director           Since        President of Allan            35            Taubman
27 West 67th Street                               1999         Bloostein Associates,                       Centers Inc.
Apt. 5FW                                                       a consulting firm;
New York, NY 10023                                             Former Director of
Age 72                                                         CVS Corp.

Jane F. Dasher                 Director           Since        Controller of PBK             28               None
Korsant Partners                                  1999         Holdings Inc., a
283 Greenwich Avenue                                           family investment
3rd Floor                                                      company
Greenwich, CT 06830
Age 53

Donald R. Foley                Director           Since        Retired                       19               None
3668 Freshwater Drive                             1992
Jupiter, FL 33477
Age 80

Richard E. Hanson, Jr.         Director           Since        Retired; Former               28               None
2751 Vermont Route 140                            1999         Head of the New
Poultney, VT 05764                                             Atlanta Jewish
Age 61                                                         Community High
                                                               School

Dr. Paul Hardin                Director           Since        Professor of Law &            36               None
12083 Morehead                                    1994         Chancellor Emeritus
Chapel Hill, NC                                                at the University of
27514-8426                                                     North Carolina
Age 71


--------------------------------------------------------------------------------
32                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Information (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                                         Number of
                                                 Term of                                 Portfolios
                                               Office* and         Principal              In Fund
                              Position(s)        Length          Occupation(s)             Complex             Other
                               Held with         of Time          During Past             Overseen         Directorships
Name, Address and Age            Fund            Served           Five Years             by Director      Held by Director
-----------------------       -----------      -----------       ------------            -----------      ----------------
Roderick C. Rasmussen          Director           Since        Investment Counselor          28               None
9 Cadence Court                                   1992
Morristown, NJ 07960
Age 76

John P. Toolan                 Director           Since        Retired                       28            John Hancock
7202 Southeast Golf                               1992                                                     Funds
Ridge Way
Hobe Sound, FL 33455
Age 72

Interested Director:

R. Jay Gerken**                Director/          Since        Managing Director of          227              None
SSB                            Chairman           2002         Salomon Smith Barney
399 Park Avenue                                                Inc ("SSB"); Chairman,
4th Floor                                                      President and Chief
New York, NY 10022                                             Executive Officer of
Age 51                                                         Smith Barney Fund
                                                               Management LLC
                                                               ("SBFM"), Travelers
                                                               Investment Adviser, Inc.
                                                               ("TIA") and Citi Fund
                                                               Management Inc.

Officers:

Lewis E. Daidone               Senior Vice        Since        Managing Director of          N/A               N/A
SSB                            President          1992         SSB; Former Chief
125 Broad Street               and Chief                       Financial Officer and
11th Floor                     Administrative                  Treasurer of mutual
New York, NY 10004             Officer                         funds affiliated with
Age 45                                                         Citigroup Inc.; Director
                                                               and Senior Vice
                                                               President of SBFM and
                                                               TIA

Richard L. Peteka              Chief              Since        Director and Head of          N/A               N/A
SSB                            Financial          2002         Internal Control for
125 Broad Street               Officer and                     Citigroup Asset
11th Floor                     Treasurer                       Management U.S.
New York, NY 10004                                             Mutual Fund
Age 41                                                         Administration from
                                                               1999-2002; Vice
                                                               President and Head of
                                                               Mutual Fund
                                                               Administration and
                                                               Treasurer at
                                                               Oppenheimer
                                                               Capital from
                                                               1996 - 1999

----------
* Directors are elected for staggered terms for three years at the Fund's annual meeting and until their successors are duly elected and qualified.
** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, because he is an officer of SBFM and certain of its affiliates.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  33

--------------------------------------------------------------------------------
Additional Information (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                                         Number of
                                                 Term of                                 Portfolios
                                               Office* and         Principal              In Fund
                              Position(s)        Length          Occupation(s)             Complex             Other
                               Held with         of Time          During Past             Overseen         Directorships
Name, Address and Age            Fund            Served           Five Years             by Director      Held by Director
-----------------------       -----------      -----------       ------------            -----------      ----------------
Peter M. Coffey                Vice               Since        Portfolio Manager             N/A           N/A
SSB                            President          1992
399 Park Avenue
New York, NY10022
Age 57

Kaprel Ozsolak                 Controller         Since        Vice President of SSB         N/A           N/A
SSB                                               2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor             Secretary          Since        Managing Director             N/A           N/A
SSB                                               1992         of SSB; General
300 First Stamford Place                                       Counsel and Secretary
4th Floor                                                      of SBFM and TIA
Stamford, CT 06902
Age 52

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2002:

      o 99.83% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.


--------------------------------------------------------------------------------
34                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  35

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by PFPC, with the fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.


--------------------------------------------------------------------------------
36                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------

INTERMEDIATE
MUNI FUND, INC.

--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Alan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken, Chairman
Richard E. Hanson, Jr.
Paul Hardin
Roderick C. Rasmussen
John P. Toolan

OFFICERS

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Peter M. Coffey
Vice President

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund Management LLC

CUSTODIAN

State Street Bank and Trust Company

SHAREHOLDER
SERVICING AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is intended only for the shareholders of Intermediate Muni Fund, Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

INTERMEDIATE
MUNI FUND, INC.
125 Broad Street
10th Floor, MF-2
New York, New York 10004


FD1067  2/03                                                             03-4499